March 10, 2010

VIA EDGAR

Securities and Exchange Commission
100 F Street NE
Washington, D.C. 20549

Re:           Separate Account VUL-A, SEC File No. 811-09115
➢	Legacy Builder Plus/ Inheritance Builder Plus, Registration No. 333-86231
               Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2009, for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

ANNUAL REPORT FILINGS:
Aegon/Transamerica Series Trust, SEC File No. 811-04419
AIM Variable Insurance Funds Series 1 Shares, SEC File No. 822-07452
Dreyfus Stock Index Fund- Initial Class, SEC File No. 811-05719
Dreyfus Variable Investment Fund, SEC File No. 811-05125
Fidelity Variable Insurance Products Funds, SEC File No. 811-03329
Fidelity Variable Insurance Products Funds II, SEC File No. 811-05511
Fidelity Variable Insurance Products Funds III, SEC File No.  811-07205
Fidelity Variable Insurance Products Fund V, SEC File No. 811-05361
MFS Variable Insurance Trust, SEC File No. 811-08326
Oppenheimer Variable Account, SEC File No. 811-04108

Some of the funds included in each Fund Company’s annual report filings may not be available under every Policy offered by the Registrant.

The Company understands that the Funds have filed, or will file, their annual reports with the commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (727) 299-1830 or Gayle Morden at (727) 299-1747.

Sincerely,

Arthur D. Woods
Vice President & Counsel

cc: Priscilla Hechler
     Gayle A. Morden